EXHIBIT 99(a)(2)


                       [LETTERHEAD OF CITIMORTGAGE, INC.]




                              OFFICER'S CERTIFICATE
                         ANNUAL STATEMENT OF COMPLIANCE

                       Citicorp Mortgage Securities, Inc.
                         REMIC Pass-Through Certificates
                              Per The Attached List
                              ---------------------




Patsy M. Barker, Vice President of CitiMortgage, Inc. ("CMI"), and William S. Felts, Vice President of CitiMortgage, Inc. ("CMI"), pursuant to the Subservicing Agreements (the "Subservicing Agreements") under which Citicorp Mortgage Securities, Inc. has delegated duties required to be performed by it under the Pooling and Servicing Agreements (the "Pooling Agreements") relating to the above-referenced Certificates to CMI, hereby certify that:


               (A) A review of the activities of CMI during the preceding calendar year and of its performance as subservicer under the Subservicing Agreements and Pooling Agreements has been made under my supervision; and

               (B) To the best of my knowledge, based on such review, CMI has fulfilled all of its obligations as subservicer under the Subservicing Agreements and Pooling Agreements throughout the preceding calendar year.


      IN WITNESS WHEREOF, I have executed this Certificate as of March 03,
2003.



                                               By:/s/ Patsy M. Barker
                                                  ----------------------
                                               Name:  Patsy M. Barker
                                               Title: Vice President


                                               By:/s/ William S. Felts
                                                  ----------------------
                                               Name:  William S. Felts
                                               Title: Vice President

                                                                      Exhibit I

                       CITIMORTGAGE, INC. AND SUBSIDIARIES
             (An Indirect Wholly-Owned Subsidiary of Citigroup Inc.)
                       Mortgage Pass-Through Certificates
                                December 31, 2002


Citibank, N.A.                                                  Series 1985-K

Citibank, N.A.                                                  Series 1986-J
Citibank, N.A.                                                  Series 1986-P
Citibank, N.A.                                                  Series 1986-S

Citibank, N.A.                                                  Series 1987-A
Citibank, N.A.                                                  Series 1987-B
Citibank, N.A.                                                  Series 1987-D
Citibank, N.A.                                                  Series 1987-F

Citicorp Mortgage Securities, Inc.                              Series 1987-1
Citicorp Mortgage Securities, Inc.                              Series 1987-3
Citicorp Mortgage Securities, Inc.                              Series 1987-10

Citicorp Mortgage Securities, Inc.
          Citibank, N.A.                                        Series 1987-13A

Citicorp Mortgage Securities, Inc.
     Citibank, N.A.                                             Series 1987-20A

Citicorp Mortgage Securities Inc.
     Citicorp Mortgage, Inc.                                    Series 1988-1A
Citicorp Mortgage Securities, Inc.                              Series 1988-11
Citicorp Mortgage Securities, Inc.                              Series 1988-17
Citicorp Mortgage Securities, Inc.                              Series 1988-20

Citicorp Mortgage Securities, Inc.                              Series 1989-1

Citicorp Mortgage Securities, Inc.
     Citicorp Mortgage, Inc.                                    Series 1989-5A
     Citibank, N.A.                                             Series 1989-5B
Citicorp Mortgage Securities, Inc.
     Citicorp Mortgage, Inc.                                    Series 1989-8A
     Citibank, N.A.                                             Series 1989-8B
Citicorp Mortgage Securities, Inc.                              Series 1989-13
Citicorp Mortgage Securities, Inc.                              Series 1989-19

Citicorp Mortgage Securities, Inc.
     Citicorp Mortgage, Inc.                                    Series 1990-5A
     Citibank, N.A.                                             Series 1990-5B

                                                                 Exhibit I Cont.


                       CITIMORTGAGE, INC. AND SUBSIDIARIES
             (An Indirect Wholly-Owned Subsidiary of Citigroup Inc.)
                       Mortgage Pass-Through Certificates
                                December 31, 2002


     Citibank, Federal Savings Bank                             Series 1990-5C
Citibank Mortgage Securities, Inc.
     Citicorp Mortgage, Inc.                                    Series 1990-7A
     Citibank, N.A.                                             Series 1990-7B
     Citibank, Federal Savings Bank                             Series 1990-7C
     Citibank, Federal Savings Bank                             Series 1990-7D
Citicorp Mortgage Securities, Inc.
     Citicorp Mortgage, Inc.                                    Series 1990-8A
     Citibank, N.A.                                             Series 1990-8B
     Citibank, Federal Savings Bank                             Series 1990-8C
     Citibank, Federal Savings Bank                             Series 1990-8D
Citicorp Mortgage Securities, Inc.
     Citicorp Mortgage, Inc.                                    Series 1990-9A
     Citibank, N.A.                                             Series 1990-9B
     Citibank, Federal Savings Bank                             Series 1990-9C
     Citibank, Federal Savings Bank                             Series 1990-9D
Citicorp Mortgage Securities, Inc.
     Citicorp Mortgage, Inc.                                    Series 1990-11A
     Citibank, N.A.                                             Series 1990-11B
     Citibank, Federal Savings Bank                             Series 1990-11C
     Citibank, Federal Savings Bank                             Series 1990-11D
     Citibank, Federal Savings Bank                             Series 1990-11E
Citicorp Mortgage Securities, Inc.
     Citicorp Mortgage, Inc.                                    Series 1990-12A
     Citibank, N.A.                                             Series 1990-12B
     Citibank, Federal Savings Bank                             Series 1990-12C
Citicorp Mortgage Securities, Inc.                              Series 1990-14
Citicorp Mortgage Securities, Inc.                              Series 1990-18

Citicorp Mortgage Securities, Inc.                              Series 1991-5

Citicorp Mortgage Securities, Inc.                              Series 1992-1
Citicorp Mortgage Securities, Inc.                              Series 1992-4
Citicorp Mortgage Securities, Inc.                              Series 1992-7
Citicorp Mortgage Securities, Inc.                              Series 1992-12
Citicorp Mortgage Securities, Inc.                              Series 1992-13
Citicorp Mortgage Securities, Inc.                              Series 1992-14
Citicorp Mortgage Securities, Inc.                              Series 1992-16
Citicorp Mortgage Securities, Inc.                              Series 1992-17

                                                                 Exhibit I Cont.


                       CITIMORTGAGE, INC. AND SUBSIDIARIES
             (An Indirect Wholly-Owned Subsidiary of Citigroup Inc.)
                       Mortgage Pass-Through Certificates
                                December 31, 2002



Citicorp Mortgage Securities, Inc.                              Series 1992-18
Citicorp Mortgage Securities, Inc.                              Series 1992-19

Citicorp Mortgage Securities, Inc.                              Series 1993-1
Citicorp Mortgage Securities, Inc.                              Series 1993-2
Citicorp Mortgage Securities, Inc.                              Series 1993-3
Citicorp Mortgage Securities, Inc.                              Series 1993-4
Citicorp Mortgage Securities, Inc.                              Series 1993-5
Citicorp Mortgage Securities, Inc.                              Series 1993-6
Citicorp Mortgage Securities, Inc.                              Series 1993-7
Citicorp Mortgage Securities, Inc.                              Series 1993-8
Citicorp Mortgage Securities, Inc.                              Series 1993-9
Citicorp Mortgage Securities, Inc.                              Series 1993-10
Citicorp Mortgage Securities, Inc.                              Series 1993-11
Citicorp Mortgage Securities, Inc.                              Series 1993-12
Citicorp Mortgage Securities, Inc.                              Series 1993-13
Citicorp Mortgage Securities, Inc.                              Series 1993-14

Citicorp Mortgage Securities, Inc.                              Series 1994-1
Citicorp Mortgage Securities, Inc.                              Series 1994-2
Citicorp Mortgage Securities, Inc.                              Series 1994-3
Citicorp Mortgage Securities, Inc.                              Series 1994-4
Citicorp Mortgage Securities, Inc.                              Series 1994-5
Citicorp Mortgage Securities, Inc.                              Series 1994-6
Citicorp Mortgage Securities, Inc.                              Series 1994-7
Citicorp Mortgage Securities, Inc.                              Series 1994-8
Citicorp Mortgage Securities, Inc.                              Series 1994-9
Citicorp Mortgage Securities, Inc.                              Series 1994-10
Citicorp Mortgage Securities, Inc.                              Series 1994-11
Citicorp Mortgage Securities, Inc.                              Series 1994-12
Citicorp Mortgage Securities, Inc.                              Series 1994-13

Citicorp Mortgage Securities, Inc.                              Series 1995-2
Citicorp Mortgage Securities, Inc.                              Series 1995-3

Citicorp Mortgage Securities, Inc.                              Series 1996-1

Citicorp Mortgage Securities, Inc.                              Series 1997-1
Citicorp Mortgage Securities, Inc.                              Series 1997-2

                                                                 Exhibit I Cont.


                       CITIMORTGAGE INC. AND SUBSIDIARIES
             (An Indirect Wholly-Owned Subsidiary of Citigroup Inc.)
                       Mortgage Pass-Through Certificates
                                December 31, 2002


Citicorp Mortgage Securities, Inc.                              Series 1997-3
Citicorp Mortgage Securities, Inc.                              Series 1997-4
Citicorp Mortgage Securities, Inc.                              Series 1997-5
Citicorp Mortgage Securities, Inc.                              Series 1997-7

Citicorp Mortgage Securities, Inc.                              Series 1998-1
Citicorp Mortgage Securities, Inc.                              Series 1998-2
Citicorp Mortgage Securities, Inc.                              Series 1998-3
Citicorp Mortgage Securities, Inc.                              Series 1998-4
Citicorp Mortgage Securities, Inc.                              Series 1998-5
Citicorp Mortgage Securities, Inc.                              Series 1998-6
Citicorp Mortgage Securities, Inc.                              Series 1998-7
Citicorp Mortgage Securities, Inc.                              Series 1998-8
Citicorp Mortgage Securities, Inc.                              Series 1998-9
Citicorp Mortgage Securities, Inc.                              Series 1998-10

Citicorp Mortgage Securities, Inc.                              Series 1999-1
Citicorp Mortgage Securities, Inc.                              Series 1999-2
Citicorp Mortgage Securities, Inc.                              Series 1999-3
Citicorp Mortgage Securities, Inc.                              Series 1999-4
Citicorp Mortgage Securities, Inc.                              Series 1999-5
Citicorp Mortgage Securities, Inc.                              Series 1999-6
Citicorp Mortgage Securities, Inc.                              Series 1999-7
Citicorp Mortgage Securities, Inc.                              Series 1999-8

Citicorp Mortgage Securities, Inc.                              Series 2000-1
Citicorp Mortgage Securities, Inc.                              Series 2000-2
Citicorp Mortgage Securities, Inc.                              Series 2000-3
Citicorp Mortgage Securities, Inc.                              Series 2000-4
Citicorp Mortgage Securities, Inc.                              Series 2000-5
Citicorp Mortgage Securities, Inc.                              Series 2000-6

Salomon Brothers Mortgage Securities VII, Inc.                  Series 2000-1

Citicorp Mortgage Securities, Inc.                              Series 2001-1
Citicorp Mortgage Securities, Inc.                              Series 2001-2
Citicorp Mortgage Securities, Inc.                              Series 2001-3
Citicorp Mortgage Securities, Inc.                              Series 2001-4
Citicorp Mortgage Securities, Inc.                              Series 2001-5

                                                                 Exhibit I Cont.


                       CITIMORTGAGE INC. AND SUBSIDIARIES
             (An Indirect Wholly-Owned Subsidiary of Citigroup Inc.)
                       Mortgage Pass-Through Certificates
                                December 31, 2002


Citicorp Mortgage Securities, Inc.                              Series 2001-6
Citicorp Mortgage Securities, Inc.                              Series 2001-7
Citicorp Mortgage Securities, Inc.                              Series 2001-8
Citicorp Mortgage Securities, Inc.                              Series 2001-9
Citicorp Mortgage Securities, Inc.                              Series 2001-10
Citicorp Mortgage Securities, Inc.                              Series 2001-11
Citicorp Mortgage Securities, Inc.                              Series 2001-12
Citicorp Mortgage Securities, Inc.                              Series 2001-13
Citicorp Mortgage Securities, Inc.                              Series 2001-14
Citicorp Mortgage Securities, Inc.                              Series 2001-15
Citicorp Mortgage Securities, Inc.                              Series 2001-16
Citicorp Mortgage Securities, Inc.                              Series 2001-17
Citicorp Mortgage Securities, Inc.                              Series 2001-18

Salomon Brothers Mortgage Securities VII, Inc.
Salomon Mortgage Loan Trust                                     Series 2001-CPB1

Citicorp Mortgage Securities, Inc.                              Series 2002-1
Citicorp Mortgage Securities, Inc.                              Series 2002-2
Citicorp Mortgage Securities, Inc.                              Series 2002-3
Citicorp Mortgage Securities, Inc.                              Series 2002-4
Citicorp Mortgage Securities, Inc.                              Series 2002-5
Citicorp Mortgage Securities, Inc.                              Series 2002-6
Citicorp Mortgage Securities, Inc.                              Series 2002-7
Citicorp Mortgage Securities, Inc.                              Series 2002-8
Citicorp Mortgage Securities, Inc.                              Series 2002-9
Citicorp Mortgage Securities, Inc.                              Series 2002-10
Citicorp Mortgage Securities, Inc.                              Series 2002-11
Citicorp Mortgage Securities, Inc.                              Series 2002-12